SCUDDER
                                                                     INVESTMENTS



Scudder International Fund

Scudder Municipal Bond Fund

Scudder 21st Century Growth Fund

Supplement to the currently effective Prospectus of each of the funds listed above

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For Scudder International Fund only:

The following supplements the information in the currently effective Class A, B, C, I, S, AARP and Barrett International shares prospectuses of Scudder International Fund:

------------------------------------------------------------------------------------------------------------------
Average Annual Total Returns (%) as of 12/31/2003
------------------------------------------------------------------------------------------------------------------


                                                                         Since Inception
                                                                           For Barrett         Since Inception
                                  1 Year      5 Years     10 Years    International Shares*     For Class I**
------------------------------------------------------------------------------------------------------------------
Index 2 (reflects no deductions
for fees, expenses or taxes)      38.59        -0.05        4.47             0.74                   -2.91
------------------------------------------------------------------------------------------------------------------
Index 2: The MSCI EAFE Index is an unmanaged index that tracks international stock performance in the 21 developed markets of Europe, Australasia and the Far
East.***

* Since April 3, 1998 (inception date of Barrett International shares). Index comparison begins on March 31, 1998.

** Since December 29, 2000 (inception of Class I shares). Index comparison begins on December 31, 2000.

*** Effective on or about July 1, 2004, the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index will replace the MSCI EAFE + Canada Index as the fund's benchmark index because the advisor believes it is more appropriate to measure the fund's performance against the MSCI EAFE Index as it more accurately reflects the fund's investment strategy.

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For Scudder Municipal Bond Fund and Scudder 21st Century Growth Fund only:

The Board of the Scudder Municipal Bond Fund has approved in principle the merger of the fund into the Scudder Intermediate Tax/AMT Free Fund, a fund managed by the same portfolio management team.

The Board of the Scudder 21st Century Growth Fund (together with the Scudder Municipal Bond Fund, the "Acquired Funds") has approved in principle the merger of the fund into the Scudder Small Cap Fund (together with the Intermediate Tax/AMT Free Fund, the "Acquiring Funds"), a fund managed by the same portfolio management team. The Scudder Small Cap Fund is proposed to be renamed the Scudder Small Cap Growth Fund on July 1, 2004.

The proposed mergers are part of the Advisor's initiative to realign the management and operations of the funds it manages. Completion of each merger is subject to a number of conditions, including final approval by the relevant Acquired Fund's Board and approval by shareholders of the Acquired Fund at a shareholder meeting expected to be held within approximately the next six months. Prior to the shareholder meeting, shareholders of each Acquired Fund will receive (i) a Proxy Statement/Prospectus describing in detail the merger and the Board's considerations in recommending that shareholders approve the merger, and (ii) a Prospectus for the Acquiring Fund.









June 18, 2004